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EXHIBIT 10.01

                        AMENDED SHARE EXCHANGE AGREEMENT

     THIS AMENDED SHARE EXCHANGE AGREEMENT, dated as of the [__] day of June, 2007 (the "Agreement"), by and among Digital Learning Management Corporation., a Delaware corporation (the "Company"); Changchun Yongxin Dirui Medical Co., Ltd, a China corporation ("Yongxin"); and all of the shareholders of Yongxin, each of whom has executed a counterpart signature page to this Agreement (each, a "Shareholder" and collectively, the "Shareholders"). The Company, Yongxin and the Shareholders are collectively referred to herein as the "Parties".

                              W I T N E S S E T H:

     WHEREAS, the Shareholders own all of the issued and outstanding capital of Yongxin (the "Yongxin Shares"), which in turn wholly owns Jilin procinceYongxin Chain Drugstore Ltd, a company formed under the laws of the People's Republic of China (the "Subsidiary").

     WHEREAS, the Company desires to acquire from Shareholders, and Shareholders desire to sell to the Company, the Yongxin Shares in exchange for the issuance by the Company of an aggregate of 21,000,000 shares of Company Common Stock and 5,000,000 shares of the Company Preferred Stock (the "Company Shares") (post Roll Back) to the Shareholders and/or their designees on the terms and conditions set forth herein (the "Exchange").

     WHEREAS, after giving effect to the Exchange, and the Roll Back (as each is described herein), there will be approximately 26,500,001 shares of Company Common Stock issued and outstanding, 3,500,000 shares set aside for issuance upon conversion of debt, 30,000,001 shares set aside for conversion of the Series A Convertible Preferred Stock and 75,000,000 shares of Common Stock authorized.

     WHEREAS, the parties intend, by executing this Agreement, to implement a tax-deferred exchange of property governed by Section 351 of the United States Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                                  THE EXCHANGE

     1.1 The Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

          (a) the Company shall issue and deliver to the Shareholders and/or their designees the number of authorized but unissued shares of Company Common Stock and Company Preferred Stock set forth opposite their and/or their designee's names set forth on Schedule 1.1(a) hereto or pursuant to separate instructions to be delivered prior to Closing, and

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          (b) each share of Company Preferred Stock shall be convertible into
Company common shares and have the rights and preferences as set forth in the attached Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, and

          (c) Each Yongxin Shareholder agrees to contribute, transfer, assign and convey at Closing all of their Yongxin Shares to the Corporation, together with all other rights, claims and interests he or she may have with respect to Yongxin or its respective assets, and all claims he may have against its officers and directors, including, but not limited to, all rights to unpaid dividends and all claims and causes of action arising from or in connection with the ownership of Yongxin Shares or its issuance, excluding any right, claim or interest of same arising under this Agreement or in connection with the transaction contemplated by this Agreement. Each Yongxin Shareholder shall deliver to Yongxin all of his evidence of ownership representing the Yongxin Shares, together with legally valid transfer authority therefore, duly executed in blank, to be held by Yongxin for delivery at Closing.

     1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place upon satisfaction or waiver by the appropriate parties of all conditions precedent, at the offices of Legal & Compliance LLC on or before [_________], 2007 (the "Closing Date") at 3:00 p.m. Pacific Time, or at such place and time as mutually agreed upon by the parties hereto.

     1.3 Effective Time. The Exchange shall become effective (the "Effective Time") at such time as all of the conditions to set forth in Article VII hereof have been satisfied or waived by the Parties hereto.

     1.4 Tax Consequences. It is intended by the parties hereto that for United States income tax purposes, the contribution and transfer of the Yongxin Shares by the Shareholders to the Company in exchange for Company Shares constitutes a tax-deferred exchange within the meaning of Section 351 of the Code.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Yongxin and the Shareholders each of which the Corporation represents to be true and correct on the date hereof and (except as the Corporation may notify Yongxin in writing prior to the Closing) shall be deemed made again as of the Closing and represented by the Corporation to be true and correct at the time of the Closing:

     2.1 Due Organization and Qualification; Due Authorization.

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Corporation has the full power and authority to conduct the business in which it will engage upon completion of the transaction contemplated herein. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties


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owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company. Accurate, current and complete copies of the Articles of Incorporation and Bylaws of the Corporation are attached hereto as Schedule 2.1(a).

          (b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity except its subsidiaries a list of which are set forth on
Schedule 2.1(b).

          (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought, equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

     2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation, as amended, or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company,
(iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

     2.3 Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 80,000,000 shares of which 75,000,000 , have been designated as Company Common Stock $.001 par value and 5,000,000 shares have been designed as authorized Series A Convertible Preferred stock. As of the date hereof, there are 65,862,072 shares of Company Common Stock issued and outstanding. As of the date immediately proceeding the Exchange, and taking into account the proposed reverse split and anticipated share issuances, there will be 5,500,001 shares of the Company Common Stock issued and outstanding and an additional 3,500,000 shares set aside for issuance upon conversion of debt. All of the outstanding shares of Company Common Stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued,


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fully paid and nonassessable, and have not been or, with respect to the Company
Shares will not be issued in violation of any preemptive right of stockholders. As of the date hereof, there are 754,000 warrants of which 704,000 are exercisable at $0.12 per share and 50,000 are exercisable at $3.00 per share and 160,000 options of which 110,000 are exercisable at $0.388 per share and 50,000 are exercisable at $1.00 per share, outstanding. There is no outstanding voting trust agreement or other contract, agreement, arrangement, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

     2.4 Financial Statements(g) . Available for review on the Securities and Exchange Commission, EDGAR system are the (i) balance sheet of the Company at December 31, 2005, and the related statements of operations, stockholders' equity (deficit) and cash flows for the fiscal year then ended, including the notes thereto, as audited by Kabani & Company, Inc., independent registered public accounting firm and (ii) unaudited balance sheet of the Company at March 31, 2007, and the related statements of operations, and cash flows for the nine month period then ended (the "Financial Statements"). The Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. The Financial Statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

     2.5 No Assets or Liabilities. Except as set forth on the Financial Statements and as incurred in the ordinary course of business, or for those not incurred in the ordinary course of business as set forth on Schedule 2.5 hereto, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise.

     2.6 Taxes. The Company has filed all United States federal, state, county and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

     2.7 Indebtedness; Contracts; No Defaults. Except as otherwise disclosed, the Corporation's periodic reports available on the EDGAR filing system contain an accurate, current and complete list and description of each contract and agreement, whether written or oral ("Contract"), (other than this Agreement) to which the Corporation is a party or by which the Corporation or any of its assets are bound. An accurate, current and complete copy of each Contract has been or will be made available to Yongxin for inspection and copying. No claim of breach of contract, tort, product liability or other claim, contingent or otherwise, has been asserted or threatened against the Corporation nor, to the


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best of the Corporation's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against the Corporation. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

     2.8 Offers. Other than in the normal daily operations, there are no outstanding offers, bids, proposals or quotations made by the Corporation which, if accepted, would create a Contract with the Corporation.

     2.9 Real Property. The Company does not own or lease any real property.

     2.10 Compliance with Law. The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws. The Corporation has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where the Corporation has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by the Corporation, and no polychlorinated biphenyls are used or stored at any property owned or leased by the Corporation.

     2.11 Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business.

     2.12 Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve month period preceding the date hereof. Except as disclosed on Schedule 2.12 hereto, there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company except as set out in schedule IV. The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.


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     2.13 Insurance. The Company does not currently maintain any form of insurance.

     2.14 Patents; Trademarks and Intellectual Property Rights. The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

     2.15 Securities Law Compliance. The Company has complied with all of the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act of 1933, as amended (the "Securities Act"), and has complied with all applicable blue sky laws.

     2.16 Officers, Directors, Agents, etc. Umesh I Patel, Gregory Frazer, Khalid Sheikh, Al Jinnah and Craig Nagasugi are the sole officers and directors of the Corporation. Umesh Patel and Craig Nagasugi have employment agreements.

     2.17 Labor Matters. The Corporation is not a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or (ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, medical, hospitalization and life insurance and other insurance plans, or related benefits; or (iii) any employment agreements other than those particular employment agreements with Umesh Patel and Craig Nagasugi. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against the Corporation arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

     2.18 Books and Records. The Corporation's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of the Corporation's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which the Corporation is or was a party or by which the Corporation or any of its assets are or were affected.

     2.19 Consents. The execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

     2.20 Improper Payments. Neither the Corporation, nor any of its current or former shareholders, directors, officers or employees or agents, nor any person acting on behalf of the Corporation, has, directly or indirectly, made any bribe, kickback or other payment of a similar or comparable nature, whether lawful or not, to any person, public or private, regardless of form, whether in money, property or services, to obtain favorable treatment for business secured or special concessions already obtained. No funds or assets of the Corporation were donated, lent or made available directly or indirectly for the benefit of, or for the purpose of supporting or opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign. The Corporation has not maintained and does not maintain a bank account, or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the Corporation's books and records, or which account was not listed, titled or identified in the name of the Corporation.


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     2.21 Full Disclosure. All the representations and warranties made by the
Corporation herein or in any Schedule, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by the Corporation, its agents or representatives, are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF YONGXIN

     Yongxin and the Shareholders severally represent and warrant to the Company each of which Yongxin and the Shareholders represents to be true and correct on the date hereof and (except as Yongxin and the Shareholders may notify the Corporation in writing prior to the Closing) shall be deemed made again as of the Closing and represented by Yongxin and the Shareholders to be true and correct at the time of the Closing:

     3.1 Due Organization and Qualification; Subsidiaries, Due Authorization.

          (a) Yongxin is a corporation duly incorporated, validly existing and in good standing under the laws of the China, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Yongxin is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Yongxin. Yongxin has the full power and authority to conduct the business in which it will engage upon completion of the transaction contemplated herein.

          (b) Yongxin does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than the Subsidiary. The Subsidiary is wholly owned by Yongxin , free and clear of all liens. There is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Yongxin to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of Yongxin or the Subsidiary.

          (c) Yongxin has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Yongxin has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Yongxin, enforceable against Yongxin in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.


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     3.2 No Conflicts or Defaults. The execution and delivery of this Agreement by Yongxin and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of Yongxin or any of the Subsidiaries, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Yongxin or any of the Subsidiaries is a party or by which Yongxin or any of the Subsidiaries or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of Yongxin or any of the Subsidiaries, (iii) terminate or give any parry the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which Yongxin is a party or by which Yongxin or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which Yongxin is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

     3.3 Capitalization. The authorized capital stock of Yongxin immediately prior to giving effect to the transactions contemplated hereby consists of $1,827,805 registered capital. Except as set forth herein, all of the registered capital of Yongxin is duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to Yongxin Shares, will not be transferred in violation of any rights of third parties. The Yongxin Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Yongxin to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common shares. All of the Yongxin Shares are owned of record and beneficially by the Shareholders free and clear of any liens, claims, encumbrances, or restrictions of any kind.

     3.4 Taxes. Yongxin has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of Yongxin and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by Yongxin such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in 3.4 of the Disclosure Schedule, no extension for the filing of any such return or report is currently in effect. Except as indicated in Item 3.4 of the Disclosure Schedule, no tax return or tax return liability of Yongxin has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item 3.4 of the Disclosure Schedule, Yongxin has not given or been requested to give waivers of any statute


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of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending for past due Taxes. Except as indicated in Item 3.4 of the Disclosure Statement, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of Yongxin have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Yongxin and in the Yongxin Financial Statements.

     3.5 Financial Statements. Item 3.5 of the Disclosure Schedule to this Agreement, includes copies the (i) balance sheet of the Company at December 31, 2006, and the related statements of operations, stockholders' equity (deficit) and cash flows for the fiscal year then ended, including the notes thereto, as audited by Kabani & Company, independent registered public accounting firm (the "Financial Statements"). The Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. The Financial Statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

     3.6 Conduct Since Date of Balance Sheet. Except as otherwise set forth herein), none of the following has occurred since the date of the Balance Sheet:

          (a) Any material adverse change in the financial condition, obligations, capitalization, business, prospects or operations of Yongxin, nor are there any circumstances known to Yongxin which might result in such a material adverse change or such an effect;

          (b) Any increase of indebtedness of Yongxin other than in the ordinary course of business;

          (c) Any settlement or other resolution of any dispute or proceeding other than in the ordinary course of business;

          (d) Any cancellation by Yongxin, without payment in full, of any obligation to Yongxin of any shareholder, director, officer or employee of Yongxin (or any member of their respective families), or any entity in which any shareholder, director or officer of Yongxin (or any member of their respective families) has any direct or indirect interests;

          (e) Any obligation incurred by Yongxin other than in the ordinary course of business;

          (f) Any payment, discharge or satisfaction of any obligation or judgment, other than in the ordinary course of business; or

          (i) Any agreement obligating Yongxin to do or take any of the actions referred to in this Section 3.5 outside the ordinary course of business.


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     3.7 Compliance with Law. Yongxin and the Subsidiary are conducting their respective businesses in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers material to its business. Neither Yongxin nor the Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement. Yongxin has not generated any hazardous wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner regulating the generation or disposal of hazardous waste. There are no on-site or off-site locations where Yongxin has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by Yongxin.

     3.8 Litigation.

          (a) There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting Yongxin or any of the Subsidiary or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof;

          (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting Yongxin or any of the Subsidiaries; and

          (c) neither Yongxin nor the Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

     3.9 Consents. The execution, delivery and performance by Yongxin of this Agreement and the consummation by Yongxin of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

     3.10 Contracts. An accurate, current and complete copy of each material Contract has been furnished to the Corporation.

     3.11 Offers. There are no outstanding offers, bids, proposals or quotations made by Yongxin which, if accepted, would create a Contract with Yongxin.

     3.12 Officers, Directors, Agents, etc. Yongxin Liu, Yongkui Liu, Fan Wenbo and Yongmei Wang are the sole officers and directors of Yongxin.

     3.13 Labor Matters. Yongxin is not and has never been a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement or other employee benefit plan, whether legally binding or not; or
(ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, disability, sick leave, Yongxin, hospitalization and life insurance and other insurance plans, or related benefits; or (iii) any employment agreement. No former employee of Yongxin has any claim against Yongxin (whether under federal or state law, any employment agreement or otherwise) on account of or for: (i) overtime pay; (ii) wages or salary for any period; (iii) vacation, time-off or pay in lieu of vacation or time-off; or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work. No person or party (including, but not limited to, governmental agencies of any kind) has any claim or basis for any action or proceeding against Yongxin arising out of any statute, ordinance or regulation relating to discrimination in employment or to employment practices or occupational safety and health standards.

     3.14 Books and Records. Yongxin's books and records are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of Yongxin's assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which Yongxin is or was a party or by which Yongxin or any of its assets are or were affected.

     3.15 Other Liabilities. No claim of breach of contract, tort, product liability or other claim (whether arising from Yongxin's business operations or otherwise), contingent or otherwise, has been asserted or threatened against Yongxin nor, to the best of Yongxin's knowledge, is capable of being asserted by any employee, creditor, claimant or other person against Yongxin. No state of facts exists or has existed, nor has any event occurred, which could give rise to the assertion of any such claim by any person.

     3.16 Consents. The execution, delivery and performance by Yongxin of this Agreement and the consummation by Yongxin of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof.

     3.17 Judgments. There is no outstanding judgment against Yongxin. There is no health or safety problem involving or affecting Yongxin. There are no open workers compensation claims against Yongxin, or any other obligation, fact or circumstance which would give rise to any right of indemnification on the part of any current or former shareholder, partner, director, officer, employee or agent of Yongxin, or any heir or personal representative thereof, against Yongxin or any successor to the business of Yongxin.

     3.18 Improper Payments. Neither Yongxin, nor any of its current or former shareholders, partners, directors, officers or employees or agents, nor any person acting on behalf of Yongxin, has, directly or indirectly, made any bribe, kickback or other payment of a similar or comparable nature, whether lawful or not, to any person, public or private, regardless of form, whether in money, property or services, to obtain favorable treatment for business secured or special concessions already obtained. No funds or assets of Yongxin were donated, lent or made available directly or indirectly for the benefit of, or for the purpose of supporting or opposing, any government or subdivision thereof, political party, candidate or committee, either domestic or foreign. Yongxin has not maintained and does not maintain a bank account, or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the Yongxin corporate books and records, or which account was not listed, titled or identified in the name of Yongxin.

     3.19 Full Disclosure. All the representations and warranties made by Yongxin herein or in any Schedule hereto, and all of the statements, documents or other information pertaining to the transaction contemplated herein made or given by Yongxin, its agents or representatives are complete and accurate, and do not omit any information required to make the statements and information provided, in light of the transaction contemplated herein, non-misleading, accurate and meaningful.

                                   ARTICLE IV
                REPRESENTATION AND WARRANTIES OF THE SHAREHOLDERS

     Each Shareholder for himself, herself or itself only, and not with respect to any other Shareholder, hereby severally represents and warrants to the Company that now and/or as of the Closing:

     4.1 Title to Shares. Each of the Shareholders is the legal and beneficial owner of the Yongxin Shares to be transferred to the Company by such Shareholders as set forth opposite each Shareholder's name in Schedule 4.1 hereto, and upon consummation of the exchange contemplated herein, the Company will acquire from each of the Shareholders good and marketable title to the Yongxin Shares, free and clear of all liens excepting only such restrictions upon future transfers by the Company, if any, as maybe imposed by applicable law. The information set forth on Schedule 4.1 with respect to each Shareholder is accurate and complete.

     4.2 Due Authorization. Each of the Shareholders has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of each of the Shareholders, enforceable against such Shareholders in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

     4.3 Purchase for Investment.

          (a) Each of the Shareholders is acquiring the Company Shares for investment for each of the Shareholders' own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Shareholders has no present intention of selling, granting any participation in, or otherwise distributing the same. Each of the Shareholders further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

          (b) Each of the Shareholders understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on each of the Shareholders' representations set forth herein.

     4.4 Investment Experience. Each of the Shareholders acknowledges that he, she or it can bear the economic risk of his or her investment, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company Shares.

     4.5 Information. Each of the Shareholders has carefully reviewed such information as such Shareholders deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each of the Shareholders, he, she or it has been furnished all materials that he, she or it has requested relating to the Company and the issuance of the Company Shares hereunder, and each Shareholder has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Shareholders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which the Shareholders has relied in making an exchange of the Yongxin Shares for the Company Shares.

     4.6 Restricted Securities. Each of the Shareholders understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Act, the Company Shares must be held indefinitely. Each of the Shareholders is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

     4.7 Exempt Issuance. Each of the Shareholders acknowledges that he, she or it must assure the Company that the offer and sale of the Company Shares to such Shareholder qualifies for an exemption from the registration requirements imposed by the Securities Act and from applicable securities laws of any state of the United States. Each of the Shareholders agrees that he meets the criteria established in one or more of subsections (a) or (b), below.

          (a) Accredited Investor, Section 4(2) of the Securities Act and/or Rule 506 of Regulation D. The Shareholder qualifies as an "accredited investor", as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

          (b) Offshore Investor, Rule 903 of Regulation S. The Shareholder is not a U.S. Person, as defined in Rule 901 of Regulation S, promulgated under the Securities Act, and the Shareholder, severally but not jointly, represents and warrants to the Company that:

               (i) The Shareholder is not acquiring the Company Shares as a result of, and such Shareholder covenants that e, she or it will not engage in any "directed selling efforts" (as defined in Regulation S under the Securities
Act) in the United States in respect of the Company Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Company Shares;

               (ii) The Shareholder is not acquiring the Company Shares for the account or benefit of, directly or indirectly, any U.S. Person;

               (iii) The Shareholder is a resident of the People's Republic of China;

               (iv) the offer and the sale of the Company Shares to such Shareholder as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the People's Republic of China;

               (v) the Shareholder is outside the United States when receiving and executing this Agreement and that the Shareholder will be outside the United States when acquiring the Company Shares,

               (vi) and the Shareholder covenants with Company that:

                    (1) offers and sales of any of the Company Shares prior to the expiration of a period of one year after the date of original issuance of the Company Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state securities laws; and

                    (2) The Shareholder will not engage in hedging transactions with respect to the Company Shares until after the expiration of the Distribution Compliance Period.


                                    ARTICLE V
                                    COVENANTS

     5.1 Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such parry's benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

                                   ARTICLE VI
                                   DELIVERIES

     6.1 Items to be delivered to the Shareholders prior to or at Closing by the Company.

          (a) Articles of Incorporation and amendments thereto, By-laws and amendments thereto, and a certificate of good standing in the Company's state of incorporation;

          (b) all applicable schedules hereto;

          (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

          (d) shareholder list;

          (e) all financial statements and all tax returns in possession of the Company;

          (f) resolution from the Company's Board appointing the designees of the Shareholders to the Company's Board of Directors;

          (g) resolution from the Company's Board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

          (h) letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in
Section 6.1(f);

          (i) certificates representing shares of the Company Shares issued in the denominations as set forth opposite the name of the Shareholders and/or its designees on Schedule I to this Agreement;

          (j) any other document reasonably requested by the Shareholders that it deems necessary for the consummation of this transaction.

     6.2 Items to be delivered to the Company prior to or at Closing by Yongxin and the Shareholders.

          (a) all applicable schedules hereto;

          (b) instructions from Yongxin appointing its designees to the Company's Board of Directors;

          (c) share certificates and duly executed stock powers from the Shareholders transferring the Yongxin Shares to the Company;

          (d) resolutions from the Board of Directors of Yongxin, if applicable, and shareholder resolutions approving the transactions contemplated hereby; and

          (e) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

     7.1 Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

          (a) That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement.

          (b) That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

          (c) Yongxin and the Subsidiary shall have received, and delivered documentation of, the approvals required, if any, from the Ministry of Commerce of the People's Republic of China, the China Securities Regulatory Commission, the State Administration of Foreign Exchange, or any other Chinese governmental agency regulating the ownership of business operations in China by non-Chinese nationals and/or the ownership of offshore companies doing business in China by Chinese nationals.

          (d) The Company will effectuate an approximate 12 for 1 reverse split of the Company Common Stocks of the Company prior to the time of closing.

          (e) That the Company shall have settled, paid or otherwise resolved the Convertible Notes payable in the principal amount of $3,000,000 plus accrued interest in the approximate total amount of $1,202,217.

          (f) Absence of Litigation. No litigation shall have been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement, or which had or could have a material adverse effect on the business of the Corporation.

     7.2 Conditions to Obligations of Shareholders. The obligations of Shareholders shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

          (a) The Company shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

          (b) The Company shall have complied with Rule 14(f)(1) of the Exchange Act, if required.

     7.3 Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment at or prior to or at the Closing, of each of the following conditions:

          (a) Yongxin and the Shareholders shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

          (b) The Shareholders shall have delivered to the Company the share certificates and duly executed stock powers from the Shareholders transferring the Yongxin Shares to the Company.

          (c) All representations and warranties made by Yongxin and the Yongxin Shareholders contained in this Agreement and the Schedules hereto shall be true and correct in all respects on the date hereof, and shall be true and correct in all respects at the time of the Closing as though such representations were again made, without exception or deviation, at the time of the Closing.

          (d) Yongxin and the Yongxin Shareholders shall have duly performed or complied with all of the covenants and obligations under this Agreement to be performed or complied with by them on or prior to the Closing.

          (e) No litigation shall have been instituted on or before the time of the Closing by any person, the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this Agreement.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     8.1 Indemnity of the Company. The Company agrees as to defend, indemnify and hold harmless the Shareholders from and against, and to reimburse the Shareholders with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively the "Losses") asserted against or incurred by the Shareholders by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

     8.2 Indemnity of the Shareholders. The Shareholders, joint and severally, agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all losses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by the Shareholders or in any document or certificate delivered by the Shareholders pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby, it being understood that the Shareholders shall have responsibility hereunder only for the representations and warranties made by the Shareholders.

     8.3 Indemnification Procedure. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article VIII. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Parry which consent shall not be unreasonably withheld.

                                   ARTICLE IX
                                   TERMINATION

     9.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

          (a) The mutual agreement of the Parties;

          (b) Either the Corporation or Yongxin, but not by a Shareholder if-

               (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished; or

               (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement;

          (c) Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred.

                                    ARTICLE X
                         COVENANTS SUBSEQUENT TO CLOSING

     10.1 Subsequent SEC Filings. The Chief Executive Officer and Chief Financial Officer, or other principal administrative and financial officers, of the Company shall cooperate with and assist Yongxin with the preparation of the first Quarterly or Annual Report, as applicable, to be filed with the Commission subsequent to the Closing to the extent disclosure is required regarding the prior operations, financial condition, or actions of, or other information pertaining to, the Company for the period(s) ended prior to the Closing. Such cooperation and assistance shall include, but not be limited to, provision of subcertifications regarding the disclosures controls and procedures and internal control over financial reporting of the Company, provision of and participation in review of interim financial statements, and review and provision of feedback on a draft of the required Report.

     10.2 Umesh Patel shall assist the Company in negotiating and resolving outstanding debts.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1 Survival of Representations, Warranties and Agreements. Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein. Except as specifically set forth in this Agreement, representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any party hereto from and after the Closing Date. Each warranty and representation made by a party in this Agreement or pursuant hereto is independent of all other warranties and representations made by the same party in this Agreement or pursuant hereto (whether or not covering identical, related or similar matters) and must be independently and separately satisfied. Exceptions or qualifications to any such warranty or representation shall not be construed as exceptions or qualifications to any other warranty or representation.

     11.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

     11.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

     11.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

     Attention:

     If to the Shareholders and Yongxin:

        Yongxin Medical Group, Ltd.
        2152 San Huancheng Road
        Chang Chun, China
        Attention:

     With a copy to:

        Laura E. Anthony, Esquire
        Legal & Compliance, LLC
        330 Clematis Street
        Suite 217
        West Palm Beach, FL 33401
        Office: 561-514-0936
        Fax: 561-514-0832

     If to the Company:

        Digital Learning Management Corporation
        680 Langsdorf Drive, Suite 203
        Fullerton, CA 92831
        Attn: Umesh Patel, Chairman
        Fax:

     With a copy to:

        Danton Mak
        Sheldon Mak Rose & Anderson
        225 South Lake Avenue, 9th Floor
        Pasadena, CA  91101-3021
        Fax: 626-795-6321

     11.5 Entire Agreement. This Agreement, the Disclosure Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

     11.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

     11.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

     11.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

     11.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

     11.11 Litigation. If any party hereto is required to engage in litigation or arbitration against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any of its or his rights under this Agreement, and such litigation results in a final judgment in favor of such party (the "Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred by the Prevailing Party in so enforcing or defending its or his rights hereunder, including, but not limited to, all attorneys' fees, paralegals' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.


                                DIGITAL LEARNING MANAGEMENT CORPORATION.



                                    By:_____________________________
                                    Name: Umesh Patel
                                    Title: Chairman


                                YONGXIN MEDICAL GROUP, LTD.



                                    By:_____________________________
                                    Name:
                                    Title: Chief Executive Officer






                    [SIGNATURE PAGES FOR SHAREHOLDERS FOLLOW]

                           YONGXIN MEDICAL GROUP, LTD.
                         SHAREHOLDERS' SIGNATURE PAGE TO

                            SHARE EXCHANGE AGREEMENT

                             Dated [________], 2007

                 Among Digital Learning Management Corporation.,
                        Yongxin Medical Group, Ltd., and
                 The Shareholders of Yongxin Medical Group, Ltd.

     The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the "Agreement") to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



    ------------------------------------------------------------------------
                                   (Signature)



    ------------------------------------------------------------------------
                              (Type or print name)
    ------------------------------------------------------------------------



    ------------------------------------------------------------------------
      (Type or print name as it should appear on certificate, if different)


    Address:   _____________________________________________________________

               _____________________________________________________________

    Telephone: (___)___________________________

    Facsimile: (___)___________________________



Number of Yongxin Shares Held: ___________

                                                SCHEDULE 1.1(a)
                                                ---------------


-------------------------------------------------------------------------------------------------------------
                     Name                          Number of Common Stock       Number of Preferred Stock
-------------------------------------------------------------------------------------------------------------
1. Misala Holdings Inc. BVI                              600,000.00                   3,000,000.00
-------------------------------------------------------------------------------------------------------------
2. Boom Day Investments Ltd. BVI                        5,400,000.00                  2,000,000.00
-------------------------------------------------------------------------------------------------------------
3. Accord Success Ltd., BVI                             5,400,000.00
-------------------------------------------------------------------------------------------------------------
4. Perfect Sum Investment Ltd. BVI                      1,200,000.00
-------------------------------------------------------------------------------------------------------------
5. Full Spring Group Ltd. BVI                           1,800,000.00
-------------------------------------------------------------------------------------------------------------
6. Grand Opus Co. Ltd., BVI                             2,400,000.00
-------------------------------------------------------------------------------------------------------------
7. Master Power Holdings Coup Ltd. BVI                  4,200,000.00
=============================================================================================================
                       TOTAL                            21,000,000.00                 5,000,000.00
-------------------------------------------------------------------------------------------------------------


                                                       i

SCHEDULE 2.1(a)

              DIGITAL LEARNING MANAGEMENT, INC. ARTICLES AND BYLAWS

                                 SCHEDULE 2.1(b)
                 DIGITAL LEARNING MANAGEMENT, INC. SUBSIDIARIES


Digital Learning Institute Inc., a Delaware corporation.

In addition, Digital Learning Institute has the following subsidiaries:

Software Education of America, a California corporation
Mckinley Education Services, a California corporation
Digital Knowledge Works, a Delaware corporation
Coursemate, a California corporation

                                  SCHEDULE 2.5
         SHEDULE OF ADJUSTMENT TO DIGITAL LEARNING FINANCIAL STATEMENTS

Since the date of the last financial statements, the Company has incurred debts in the ordinary course of business in the approximate amount of $120,000.00.

                                  SCHEDULE 2.12
                                   LITIGATION

                                  SCHEDULE 3.5
                          YONGXIN FINANCIAL STATEMENTS

                                  SCHEDULE 4.1
                       YONGXIN CAPITAL OWNERSHIP SCHEDULE

                Name                                   % of Yongxin owned

1. Yongxin Liu                                                  51%



2. Yongkui Liu                                                  49%



         TOTAL                                                 100%